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EXHIBIT 10.2

LANVISION SYSTEMS, INC.


Registrant's Guarantee of Lease agreement between LanVision, Inc. and The Western and Southern Life Insurance Company dated July 30, 2004

                                GUARANTY OF LEASE

      For and in consideration of the execution of a certain lease dated July 30, 2004 by and between The Western and Southern Life Insurance Company, an Ohio corporation, as Landlord, and LanVision, Inc., an Ohio corporation, as Tenant (the "Lease"), whereby certain space located in 10200 Alliance Road, in the County of Hamilton and State of Ohio, is demised to Tenant upon the terms and conditions contained in the Lease, and other good and valuable consideration, the receipt, adequacy, and sufficiency of which are hereby acknowledged, the undersigned, ("Guarantor"), hereby covenants and agrees as follows:

      1. Guarantor hereby guarantees to Landlord, and Landlord's successors and assigns, the prompt payment of rent and other sums of money and the full performance of the covenants and agreements to be made and performed by Tenant under the Lease. If Tenant shall at any time and in any manner default in the payment of rent and other sums or charges to be paid by Tenant under the Lease, and such default is not fully cured within the applicable time period specified in the Lease, then Guarantor shall, within five days of Landlord's written request to Guarantor, (i) pay to Landlord all of said rent and other charges, (ii) fully satisfy such covenants and agreements, and (iii) pay to Landlord the amount of damages and expenses incurred by Landlord by reason of such default to the extent that Tenant is required under the Lease to pay such amount.

      2. This Guaranty is absolute and unconditional and shall continue in full force and effect without in any way being affected by (i) the bankruptcy or insolvency of Tenant, its successors or assigns, (ii) the lack of notice to Guarantor of any default by Tenant under the Lease, (iii) modifications or amendments to the Lease, or (iv) the disaffirmance or abandonment by any trustee, including any bankruptcy trustee, or receiver of Tenant, its successors or assigns.

      3. The obligations of Guarantor hereunder shall in no way be affected or impaired by Landlord's assertion of any rights against Tenant.

      4. Guarantor does hereby expressly waive notice of non-payment, non-performance or non-observance and proof, notice and demand of or for the foregoing. Guarantor agrees that the validity of this instrument and all obligations of Guarantor hereunder shall continue as to any modification of the Lease and during any period that Tenant shall occupy the Premises described in the Lease even if beyond the term of said

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            Lease.

      5. Guarantor shall be liable under this Guaranty notwithstanding the assignment or transfer of the Lease or the subletting of the Premises, by operation of law or otherwise, but only to the extent that Tenant remains liable therefor.

      6. Guarantor hereby submits to the jurisdiction of the courts of the State of Ohio and hereby irrevocably appoints the following individuals and firms as Guarantor's agents for the service of process in any action arising hereunder: Tenant; any manager, assistant manager or acting manager of the Premises; and (if Tenant is a corporation, trustee or partnership) all agents of Tenant authorized by law or otherwise to receive service of process upon Tenant. Action may be brought in any county within the State of Ohio. The foregoing shall not affect any right to serve process upon Guarantor in any manner permitted by law.

      7. This Guaranty may not be amended, modified, discharged or terminated in any manner unless in writing signed by Landlord and Guarantor.

      8. Anything contained herein or in the Lease to the contrary notwithstanding, the liability of Guarantor hereunder shall be primary and not secondary or as a guarantor. In any right, claim or action that shall accrue to Landlord hereunder or under the Lease, Landlord may, at its option, proceed against Guarantor regardless of the action, if any, that Landlord has taken against Tenant. The title of this instrument and use of the words "Guaranty," "Guarantor," and "guarantees" shall in no manner limit the primary ability of Guarantor hereunder.

                                            GUARANTOR:

Signed in the presence of:
                                            LanVision Systems, Inc.

/s/ Melissa Vincent                         By: /s/ J. Brian Patsy
-------------------------                       ----------------------

                                            Its:  President

Don Vick                                    By: /s/ Paul W. Bridge, Jr.
                                                ----------------------

                                            Its:  Chief Financial Officer

STATE OF OHIO      )
                   ) ss:
COUNTY OF HAMILTON )

      On this, the 30 day of July, 2004, before me, a Notary Public, the undersigned officer, personally appeared Paul W. Bridge, Jr., who acknowledged himself/herself to be the Chief

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Financial officer of LanVision Systems, Inc., an Ohio corporation, and that he/she, as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing on behalf of said corporation as such officer.

      IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal at Blue Ash, Ohio, this 30 day of July, 2004.

                                                  /s/ Melissa Vincent
                                                  --------------------
                                                  Notary Public

NOTARY SEAL

My Commission expires June 8, 2009

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